UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

BRIXMOR PROPERTY GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BRIXMOR PROPERTY GROUP INC.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on JUNE 3, 2015 at 10:00 AM Eastern Daylight Time

Offices of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., New York, NY 10017

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/Brixmor/2015

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 26, 2015 to facilitate timely delivery.
Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of BRIXMOR PROPERTY GROUP INC.,

Notice is hereby given that the Annual Meeting of Stockholders of Brixmor Property Group Inc. will be held on June 3, 2015 at 10:00 a.m. Eastern Daylight Time at the Offices of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., New York, NY 10017. The Board of Directors recommends that you vote FOR the following:

1.	To elect nine directors to serve until our next annual meeting of stockholders and until their successors are duly elected and qualify.

01 Michael A. Carroll	02 John G. Schreiber	03 A.J. Agarwal	04 Michael Berman
05 Anthony W. Deering	06 Thomas W. Dickson	07 Jonathan D. Gray	08 William D. Rahm
09 William J. Stein

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015.

3.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

The Board of Directors recommends a vote “FOR” each of the director nominees in
Proposal 1 AND “FOR” Proposals 2 and 3.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://www.viewproxy.com/Brixmor/2015. Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com

*  If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

BRIXMOR PROPERTY GROUP INC.

420 Lexington Avenue, 7th Floor

New York, NY 10170

The following proxy materials are available to you to review at:
http://www.viewproxy.com/Brixmor/2015

Proxy Statement 2015/Annual Report 2014

Directions to attend the meeting at the offices of Simpson Thacher & Bartlett LLP may be found at

http://www.stblaw.com/offices_newyork.htm

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by internet or request hard copy.

You May Vote Your Proxy When You View The Material On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://www.viewproxy.com/Brixmor/2015

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.